Note Popular, Inc. (Holding company only) financial information (Statement of Condition) (Parenthetical) (Detail) - Popular, Inc. Holding Co. - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Assets:
Cash and due from bank subsidiary	$ 68,022	$ 47,663
Common securities from statutory trusts	8,726	8,726
Other assets due from subsidiaries and affiliate	1,355	1,096
Other liabilities due to subsidiaries and affiliate	$ 3,110	$ 2,033